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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 1997 (except for Note 14, as to which the date is February 26, 1997), in the Registration Statement on Form S-4 and the related Joint Proxy Statement/Prospectus of American Industrial Properties REIT dated July 22, 1997.

                                            /s/ ERNST & YOUNG LLP
                                            ERNST & YOUNG LLP

Dallas, Texas
July 18, 1997

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